Principal Variable Contracts Funds, Inc.
Supplement dated September 18, 2023
to the Statement of Additional Information dated May 1, 2023
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective January 1, 2024, under Management Agreement, delete the row for Diversified Growth in the first table and add the following alphabetically to the seventh table:

	Net Asset Value of Account
Account/Portfolio	First $3 billion	Over $3 billion
Diversified Growth	0.05%	0.04%
Effective January 1, 2024, under Management Agreement, delete the row for Diversified International in the fourth table and replace with the following:

	Net Asset Value of Account
Account/Portfolio	First $250 million	Next $250 million	Next $250 million	Next $250 million	Thereafter
Diversified International	0.81%	0.78%	0.75%	0.70%	0.65%
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